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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 23, 2006

                        FAMILY HOME HEALTH SERVICES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

        000-32887                                       02-0718322
(COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                            801 WEST ANN ARBOR TRAIL
                                    SUITE 200
                               PLYMOUTH, MICHIGAN
                                      48170
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)

                                 (734) 414-9990
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On August 8, 2006 the board of directors of Family Home Health Services Inc., a Nevada corporation ("Company") approved a form of indemnification agreement to be entered into by the Company and each of its directors. As of October 23, 2006, the Company entered into a separate indemnification agreement with each of the following directors: Stuart M. Robbins, David Russell, Jr., Steven M. Looney, Kevin R. Ruark and James H. Pilkington. The Company's board of directors may from time to time authorize the Company to enter into additional indemnification agreements with future directors, officers or employees of the Company.

     In general, the indemnification agreements provide that the Company will indemnify each indemnitee to the fullest extent authorized or permitted by its bylaws and the Nevada Revised Statutes ("NRS"), and shall indemnify each indemnitee against all expenses, fees, damages, judgments, penalties, fines and amounts paid in settlement or incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that the indemnitee is or was a director of the Company. In addition, the indemnification agreements provide for the advancement of expenses incurred by the indemnitee in connection with any proceeding covered by the agreement as permitted by applicable law, provided that the indemnitee shall repay the amounts advanced if it is determined that the indemnitee is not entitled to indemnification under the agreement, the Company's bylaws, the NRS or otherwise.

     The foregoing is a summary of certain material terms and conditions of the indemnification agreements, and not a complete discussion of those agreements. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of indemnification agreement attached as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

     The following exhibit is included with this Current Report on Form 8-K:

     10.1 Form of Indemnification Agreement, entered into as of October 23, 2006, between the Company and each director of the Company.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FAMILY HOME HEALTH SERVICES INC.


Date: October 27, 2006                  /s/ Kevin R. Ruark
                                        ----------------------------------------
                                        By: Kevin R. Ruark
                                        Its: Chief Executive Officer and
                                             President


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